Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of International Flavors & Fragrances Inc. (the "Company") for the quarterly period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Andreas Fibig, as Chief Executive Officer, and Rustom Jilla, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Andreas Fibig
Name:	Andreas Fibig
Title:	Chairman of the Board and Chief Executive Officer
Dated:	May 10, 2021

By:	/s/ Rustom Jilla
Name:	Rustom Jilla
Title:	Executive Vice President and Chief Financial Officer
Dated:	May 10, 2021